                                                                 EXHIBIT 10.01
                      THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                                  STOCK OPTION PLAN

SECTION 1.    PURPOSE AND SCOPE

    The purposes of this Plan are to encourage stock ownership by key management employees, officers, directors and consultants of THE ORLANDO PREDATORS ENTERTAINMENT, INC. (herein called the "Company"), to provide an incentive for such individuals to expand and improve the profits and prosperity of the Company, and to assist the Company in attracting and retaining key personnel through the grant of options to purchase shares of the Company's common stock.

SECTION 2.    DEFINITIONS

    Unless otherwise required by the context:

    2.1       "Board" shall mean the Board of Directors of the Company.

    2.2 "Company" shall mean The Orlando Predators Entertainment, Inc., a Florida Corporation.

    2.3       "Code" shall mean the Internal Revenue Code of 1986, as amended.

    2.4 "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

    2.5 "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section 6 below.

    2.6 "Participant" shall mean an employee, officer or director of the Company or consultant to the Company to whom an Option is granted under the Plan.

    2.7       "Plan" shall mean this Stock Option Plan.

    2.8 "Stock" shall mean the voting common stock of the Company, no par value.

SECTION 3.    STOCK TO BE OPTIONED

    Subject to the provisions of Sections 11.1 and 11.2 of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 150,000 shares. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company.

SECTION 4.    ADMINISTRATION

    The Plan shall be administered by the Board. The Board shall be responsible for the operation of the Plan and shall be responsible for selecting the Participants and determining the extent of participation (including the number of shares and the vesting schedule of the Option rights). The interpretation and construction of any provision of the Plan by the Board shall be final. No member of the Board shall be liable for any action or determination made by him in good faith.

SECTION 5.    ELIGIBILITY

    The Board may grant Options to any key management employee, officer or director of the Company or any consultant of the Company. Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board shall determine. Options granted at different times need not contain similar provisions.

SECTION 6.    OPTION PRICE

    The purchase price for Stock under each Option shall be an amount determined by the Board but shall in no event be less than one hundred percent (100%) of the fair market value of the Stock at the time the Option is granted and in no event less than the par value of the Stock. NOTWITHSTANDING THE FOREGOING, THE PURCHASE PRICE FOR STOCK UNDER EACH OPTION GRANTED TO A PARTICIPANT WHO OWNS, DIRECTLY OR INDIRECTLY, AT THE TIME OF THE GRANTING OF AN OPTION [ISO] MORE THAN TEN PERCENT (10%) OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK OF THE COMPANY SHALL BE AN AMOUNT DETERMINED BY THE BOARD BUT SHALL IN NO EVENT BE LESS THAN ONE HUNDRED TEN PERCENT (110%) OF THE FAIR MARKET VALUE OF THE STOCK AT THE TIME THE OPTION IS GRANTED AND IN NO EVENT LESS THAN THE PAR VALUE OF THE STOCK.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS

    Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by a Grant of Stock Option substantially in the form attached hereto as EXHIBIT "A". In addition, the Board may, in its discretion, include in any Option granted under the Plan a vesting schedule and/or a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company for a period of time and enter into a suitable employment agreement in a form satisfactory to the Company. No such agreement shall impose upon the Company, however, any obligation to employ the Participant for any period of time. THE AGGREGATE FAIR MARKET VALUE (DETERMINE AS OF THE DATE THE OPTION IS GRANTED) OF THE STOCK THAT ANY PARTICIPANT MAY PURCHASE UNDER AN OPTION [ISO] IN ANY CALENDAR YEAR PURSUANT TO AN EXERCISE OF AN OPTION [ISO) MAY NOT EXCEED $100,000.

SECTION 8.    RIGHTS IN EVENT OF DEATH

    If a Participant dies without having fully exercised his Options, the personal representatives, trustees, or legatees or heirs, of his estate shall have the right to exercise the Options at any time within the one year anniversary date of the Participant's death, but only to the extent that the Options would otherwise have been exercisable by the Participant; provided, however, that in no event shall the Options be exercisable more than ten years from the date they were granted.

SECTION 9.    NO OBLIGATIONS TO EXERCISE OPTION OR STOCK APPRECIATION RIGHTS

    The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

SECTION 10.   STOCK

    10.1 PARTICIPANT'S INTEREST IN OPTION STOCK. Participant shall have no interest in stock covered by his Option until such Option has been exercised.

    10.2 ISSUANCE OF STOCK. Stock to be delivered to a Participant under the Plan shall be issued in the name of the Participant.

SECTION 11.   MISCELLANEOUS

    11.1      EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

    The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option, the price per share, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from
(1) a subdivision or consolidation of shares or any other capital adjustment,
(2) the payment of a stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section 8 to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

    11.2      AMENDMENT AND TERMINATION

    The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares of Stock as to which Options have not been granted.
The Board shall not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect until January 1, 2007. Termination of the Plan shall not affect any Option previously granted.

    11.3      AGREEMENT AND REPRESENTATION OF EMPLOYEES

    Each Participant will be required to:

               (a) Acknowledge that neither the Option nor the shares of Stock to be delivered upon exercise of the Option (collectively, the "Securities") have been registered under the Securities Act of 1933, as amended, or applicable state securities laws.

                (b) Represent that the Options are being, and the Securities will be, acquired and/or purchased for investment and not with a view to their distribution or resale. Each of the Participants shall execute and deliver to the Company (in the form attached hereto as EXHIBIT "B") and on the date of each closing (in the form attached hereto as EXHIBIT "C") an investment letter. Each stock certificate evidencing any of the Common Stock shall, if and when delivered to a Participant, bear on its face a restrictive legend substantially in the following form:

              "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold or otherwise disposed of in the absence of an effective registration statement under that Act or an opinion of counsel satisfactory to the Company that such registration is not required."

    11.4      RESERVATION OF SHARES OF STOCK

          The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

    11.5      EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of April __, 1997.



    11.6      INCORPORATION  OF GRANT OF STOCK OPTION BY REFERENCE

    Grant of any Option created under this Plan, shall be made by a separate Grant of Option attached hereto as EXHIBIT "A". The terms of that grant are hereby incorporated by reference, and the terms of the grant shall in all respects be interpreted in accordance and as part of the Plan. The Board shall interpret and construe the plan and accompanying grant, and its interpretations and determinations shall be conclusive and binding upon the parties hereto and any other parties claiming any interest hereunder, with respect to any issue arising hereunder or under the terms of the grant.

    11.7      GOVERNING LAW

    The validity, construction and interpretation of this instrument shall be exclusively governed by and determined in accordance with the laws of the State of Florida.

                             THE ORLANDO PREDATORS
                             ENTERTAINMENT, INC., a Florida corporation

                             By:
                                  ----------------------------------------

                             Name:
                                    --------------------------------------

                             Title:
                                    --------------------------------------

                                     EXHIBIT "A"

             The Orlando Predators Entertainment, Inc. Stock Option Plan
                           Grant of Incentive Stock Option


Date of Grant:
              ------------------

    THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by The Orlando Predators Entertainment, Inc., a Florida corporation ("Company") to _____________________(the "Grantee"), who is an employee, officer or director of Company or a consultant of the Company.

     WHEREAS, the Board of Directors of Company (the "Board") effective April __, 1997, adopted The Orlando Predators Entertainment, Inc. Stock Option Plan (the "Plan");

    WHEREAS, the Plan provides for the granting of stock options by the Board to directors, officers and key employees of Company or consultants of the Company to purchase, or to exercise certain rights with respect to, shares of no par value, voting common stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

    WHEREAS, the Board considers the Grantee to be a person who is eligible for a grant of stock options under the Plan, and has determined that it would be in the best interest of Company to grant the stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.    GRANT OF OPTION; VESTING

    Subject to the terms and conditions hereinafter set forth, Company, with the approval and at the direction of the Board, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $_________ per share, the fair market value of such shares at the time of the grant. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option to purchase the Option Shares shall vest as follows:_________________________________________________.
The vesting shall occur only if the Grantee on the date of the vesting has continuously served as an employee, officer or director of the Company since the Date of Grant.

SECTION 2.  EXERCISE OF OPTION

    Subject to such further limitations as are provided herein, that portion of the Option which has vested in accordance with Section 1 shall become exercisable any time after such vesting date, subject to the limitations set forth in Section 3 below.

SECTION 3.    TERMINATION OF OPTION

      3.1 The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of three(3) years from the Date of Grant(the "Option Term").

      3.2 In the event of the death or disability of the Grantee, the Option may be exercised by the Grantee or the Grantee's legal representative(s) at any time within the one year anniversary date of the Grantee's death, but only to the extent that the Option would otherwise have been exercisable by the Grantee.

      3.3 In the event of that Grantee is no longer a key management employee, officer or director of the Company, the Option, to the extent vested, may be exercised by the Grantee or its legal representative(s): (a) at any time within 90 days after the Grantee is no longer a key management employee, officer or director if the Option Shares are subject to an S-8 Registration Statement filed with the Securities Exchange Commission; or (b) at any within one year after the Grantee is no longer a key management employee, officer or director if the Option Shares are not subject to an S-8 Registration Statement filed with the Securities Exchange Commission.

      3.4 Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Company, (ii) breach any covenant not to compete, or employment contract, with the Company or any subsidiary of Company, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon or any subsidiary of Company), any unexercised portion of the Option shall immediately terminate and be void.

SECTION 4.    EXERCISE OF OPTIONS

      4.1 The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable and vested hereunder by giving the Secretary of Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

       4.2 Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

    On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Company may elect) upon full payment for such Option Shares. The obligations of Company to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

       4.3 If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

SECTION 5.    ADJUSTMENT OF AND CHANGES IN STOCK OF COMPANY

    In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of Company, the Board shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

SECTION 6.    FAIR MARKET VALUE

    As used herein, the fair market value of a share of Stock shall be the value determined by the resolution of the Board of Directors of the Company.

SECTION 7.    NO RIGHTS OF STOCKHOLDERS

    Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

SECTION 8.    NON-TRANSFERABILITY OF OPTION

    During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any personal representative, guardian, conservator or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

SECTION 9.    EMPLOYMENT NOT AFFECTED

    Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee, if he is an employee of the Company, any right with respect to continuance of employment of the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Company, as the Company or on behalf of the Company (whichever the case may be), and acknowledged by the Grantee.

SECTION 10.   AMENDMENT OF OPTION

    The Option may be amended by the Board at any time (i) if the Board determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

SECTION 11.   NOTICE

    Any notice to Company provided for in this instrument shall be addressed to it in care of its Secretary of The Orlando Predators Entertainment, Inc., at 20 North Orange Avenue, Suite 101, Orlando, Florida 32801 and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

SECTION 12.   INCORPORATION OF PLAN BY REFERENCE

    The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

SECTION 13.   GOVERNING LAW

    The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Florida.

    IN WITNESS WHEREOF, Company has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                             THE        ORLANDO               PREDATORS
                             ENTERTAINMENT, INC., a Florida corporation




                             By:
                                 --------------------------------------

                             Name:
                                   ------------------------------------

                             Title:
                                   -----------------------------------



                             ACCEPTED AND AGREED TO:



                              ------------------------------------------
                              Grantee

                                     EXHIBIT "B"


                                  INVESTMENT LETTER

TO: THE ORLANDO PREDATORS ENTERTAINMENT, INC.

    In connection with the undersigned's acquisition of an Option to purchase Stock in the Company, as those terms are defined in the The Orlando Predators Entertainment, Inc. Stock Option Plan dated April___, 1997, the undersigned acknowledges, represents, warrants, covenants and agrees as follows:

1.  The undersigned represents that:

    (a) He is acquiring the Option, and will acquire the shares of Stock for his own account, for investment and not with a view to, or for resale in connection with, the distribution thereof and that he has no present intention of distributing the Securities (as that term is defined in The Orlando Predators Entertainment, Inc. Stock Option Plan);

    (b) He personally possesses such knowledge and experience in financial and business matters pertaining to the type of business conducted by the Company and otherwise, that he is capable of evaluating the merits and risks of an investment in the Securities;

    (c) He is fully familiar with the Company and its business, operations, condition (financial and other), assets, liabilities and prospects and has had access to any and all material information he deems necessary or appropriate to enable him to make an investment decision in connection with the acquisition of the Securities; and

    (d) His financial situation is such that he can afford to bear the economic risk of holding the Securities for an indefinite period of time and can afford to suffer a complete loss of his investment in the Securities.

2.   The undersigned understands and acknowledges that:

    (a) Neither the Option nor the shares of Stock have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities laws, that he may not transfer, resell or otherwise dispose of the Securities except pursuant to a registration statement in compliance with the Act and any applicable state securities laws, unless exemptions from the registration requirements of the Act and any applicable state securities laws are available that he must, therefore, bear the economic risks of an investment in the Securities for an indefinite period of time;

     (b) The Company is under no obligation to register the the Securities pursuant to the Act or any state securities laws or to comply with or make available any exemption from the registration requirements thereof;

    (c) Any certificates representing the Securities will contain a legend to the effect that the Securities cannot be transferred, resold or otherwise disposed of except in compliance with the Act and any applicable state securities laws; and

    (d) A "stop-transfer" order will be issued with respect to the Securities to effectuate the foregoing restrictions on transfer of the Securities and the Company and its transfer agents shall have no obligation to effect any purported transfer of the Securities except upon demonstration of compliance with the foregoing restrictions.

    (e) He has had the opportunity to ask questions of the Company and its representatives and receive answers from the Company and its representatives concerning the Company and his investment in the Securities and to obtain additional information possessed by the Company, or obtainable without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished to him.

3. The undersigned covenants and agrees that he will not sell, pledge, transfer or otherwise dispose of the Option or the Securities or any interest therein, or make any offer to attempt to do any of the foregoing, except pursuant to a registration statement in compliance with the Act and all applicable state securities laws or in a transaction which, in the opinion of counsel for the Company, is exempt from the registration requirements thereof.

4. Words used herein, regardless of number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

    The undersigned understands and acknowledges that the Company will rely upon the acknowledgments, representations, warranties, covenants and agreements convenants herein (and any supplemental information provided to the Company) for the purpose of determining whether this transaction meets the requirements for an exemption from the registration requirements of the Act and applicable state securities laws. The undersigned hereby agrees to indemnify and hold harmless the Company and its directors and officers from and against any cost, expense, claim, liability or damage arising out of or resulting from any breach of such covenant and agreement including, without limitation, any liability of the Company to any third person purchasing the Option or any capital stock of the Company. Further the undersigned covenants and agrees that if there should be any material change with respect to any of the representations and warranties contained herein, after the execution of this Investment Letter and prior to the exercise of the Option or the transfer of Securities to him the undersigned will immediately furnish the revised or corrected information to the Company.

 EXECUTED this ________day of  _______ , 199__.




                                         ---------------------------

                                     EXHIBIT "C"

                                  INVESTMENT LETTER


TO:   THE ORLANDO PREDATORS ENTERTAINMENT, INC.

    In connection with the undersigned's acquisition of shares of Stock in the Company pursuant to an exercise of the Option (as those terms are defined in The Orlando Predators Entertainment, Inc. Stock Option Plan dated
April _, 1997) the undersigned acknowledges, represents, warrants, covenants and agrees as follows:

1.  The undersigned represents that:

    (a) He is purchasing the Stock for his own account, for investment and not with a view to, or for resale in connection with, the distribution thereof and that he has no present intention of distributing any of the Stock;

    (b) He personally possesses such knowledge and experience in financial and business matters pertaining to the type of business conducted by the Company and otherwise, that he is capable of evaluating the merits and risks of an investment in the Stock;

    (c) He is fully familiar with the Company and its business, operations, condition (financial and other), assets, liabilities and prospects and has had access to any and all material information he deems necessary or appropriate to enable him to make an investment decision in connection with the purchase of the Stock; and

    (d) His financial situation is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and can afford to suffer a complete loss of his investment in the Stock.

2.  The undersigned understands and acknowledges that:

    (a) The Stock has not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities laws, that he may not transfer, resell or otherwise dispose of the Stock except pursuant to a registration statement in compliance with the Act and any applicable state securities laws, unless exemptions from the registration requirements of the Act and any applicable state securities laws are available that he must, therefore, bear the economic risks of an investment in the Stock for an indefinite period of time;

    (b) The Company is under no obligation to register the Stock pursuant to the Act or any state securities laws or to comply with or make available any exemption from the registration requirements thereof;

    (c) The certificates representing the Stock will contain a legend to the effect that the Stock cannot be transferred, resold or otherwise disposed of except in compliance with the Act and any applicable state securities laws; and

    (d) A "stop-transfer" order will be issued with respect to the Stock to effectuate the foregoing restrictions on transfer of the Stock and the Company, or its transfer agent, shall have no obligation to effect any purported transfer of the Stock except upon demonstration of compliance with the foregoing restrictions.

    (e) He has had the opportunity to ask questions of the Company and its representatives and receive answers from the Company and its representatives concerning the Company and his investment in the Stock and to obtain additional information possessed by the Company, or obtainable without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished to him.

3. The undersigned covenants and agrees that he will not sell, pledge, transfer or otherwise dispose of the Stock or any interest therein, or make any offer to attempt to do any of the foregoing, except pursuant to a registration statement in compliance with the Act and all applicable state securities laws or in a transaction which, in the opinion of counsel for the Company, is exempt from the registration requirements thereof.

4. Words used herein, regardless of number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

    The undersigned understands and acknowledges that the Company will rely upon the acknowledgments, representations, warranties, covenants and agreements contained herein (and any supplemental information provided to the Company) for the purpose of determining whether this transaction meets the requirements for an exemption from the registration requirements of the Act and applicable state securities laws. The undersigned hereby agrees to indemnify and hold harmless the Company and its directors and officers from and against any cost, expense, claim, liability or damage arising out of or resulting from any breach of such covenant and agreement including, without limitation, any liability of the Company to any third person purchasing any capital stock of the Company. Further the undersigned covenants and agrees that if there should be any material change with respect to any of the representations and warranties contained herein, after the execution of this Investment

Letter and prior to the transfer of Stock to him the undersigned will immediately furnish the revised or corrected information to the Company.


         EXECUTED this______ day of________19__.





                                          -----------------


                                          3